UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2026 (the “Closing Date”), Flex Ltd. (the “Company” or “Flex”) entered into a Credit Agreement (the “Credit Agreement”), by and among the Company, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent, which provides a senior term loan credit facility (the “Credit Facility”) in an aggregate committed amount of $3.3 billion. The Credit Facility was not drawn on the Closing Date. Subject to the satisfaction of the conditions set forth in the Credit Agreement, the Company may borrow under the Credit Facility in a single advance during the availability period provided therein. The Credit Facility will mature 364 days after the date on which it is funded.

Loans under the Credit Agreement bear interest at a floating rate, which can be, at the Company’s option, either (a) Term SOFR (as defined in the Credit Agreement) plus an applicable margin or (b) the Base Rate (as defined in the Credit Agreement) plus an applicable margin, in each case, with such margin determined based on the Company’s senior unsecured long-term debt ratings.

The Credit Agreement contains various customary covenants, including, but not limited to, restrictions on the ability of the Company and its subsidiaries’ to incur indebtedness, grant liens, dispose of material assets, merge or consolidate with or into other companies, materially change the nature of their business, and make certain accounting changes, in each case, subject to various exceptions. The Credit Agreement requires the maintenance of (i) a Debt/EBITDA Ratio (as defined in the Credit Agreement) not to exceed 4.50 to 1.00 as of the last day of any fiscal quarter of the Company and (ii) an Interest Coverage Ratio (as defined in the Credit Agreement) of not less than 3.00 to 1.00 as of the last day of any fiscal quarter of the Company.

The Credit Agreement also includes various customary events of default. Upon an event of default, commitments under the Credit Agreement may be terminated and outstanding borrowings may be accelerated.

Proceeds of the Credit Facility, together with cash on hand and proceeds of certain other debt or equity issuances or borrowings, are intended to be used to finance a portion of the cash consideration payable in connection with the Company’s acquisition of EPC Power Corp. and related assets, as previously disclosed in the Company’s Current Report on Form 8-K filed on September 4, 2026, to pay related fees and expenses and for other purposes permitted under the Credit Agreement.

The effectiveness of the Credit Agreement automatically and permanently reduced, on a dollar-for-dollar basis, the commitments under the Company’s existing $4.4 billion senior unsecured 364-day bridge facility provided pursuant to the commitment letter, dated September 3, 2026, among the Company, Citigroup Global Markets Inc., Bank of America, N.A. and BofA Securities, Inc., which was described in such Current Report on Form 8-K referred to above.

The obligations under the Credit Agreement are not guaranteed by any subsidiary of the Company; however, the Company may, at any time after the Closing Date and upon prior written notice to the administrative agent, cause any of its subsidiaries to become a subsidiary guarantor.

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A copy of the Credit Agreement is filed with this Current Report on Form 8-K as Exhibit 10.01 and is incorporated by reference into this Item 1.01 as though fully set forth herein. The foregoing summary description of the Credit Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex’s resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

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Important Information and Where to Find It

In connection with the proposed spin-off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off related proposals. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom Solutions International, Inc. (“Axiom”) with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed spin-off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed spin-off. You may obtain free copies of these documents using the sources indicated above.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.
10.01	Credit Agreement, dated as of September 29, 2026, among Flex Ltd., as borrower, the Lenders party thereto, and Citibank, N.A., as administrative agent.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date:	October 2, 2026	By:	/s/ Kevin Krumm
			Name:	Kevin Krumm
			Title:	Chief Financial Officer

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